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Exhibit 23.2


          CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND CONSULTANTS


         As independent petroleum consultants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into Barrett Resources Corporation's previously filed Registration Statements on Form S-3, File Nos. 333-51985, 333-51461 and 333-85809, and on Form S-8, File Nos.
333-29669, 333-18311, 333-29577, 333-02529 and 333-79849.



                                               RYDER SCOTT COMPANY, L.P.

Denver, Colorado
March 27, 2000